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                                                                   EXHIBIT 10.18

                              SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT (the "Agreement") is made as of this 24th day of October, 2000, between CompuBill Systems Corporation, Inc., a Florida corporation ("CompuBill") and Metropolitan Health Networks Inc., a Florida corporation ("MetCare") (individually, a "Party" and collectively, the "Parties").

                                    RECITALS:

         A. CompuBill and MetCare entered into a Letter of Intent creating a Joint Venture between the Parties dated as of January 7, 2000 (the "Joint Venture Agreement") and an Agreement for Billing Services dated June 23, 2000 (the "Billing Agreement").

         B. Certain disputes later arose with respect to the Billing Agreement which resulted in the institution of an action by CompuBill in the Circuit Court of the State of Florida, Miami Dade County, entitled COMPUBILL SYSTEMS CORPORATION V. METROPOLITAN HEALTH NETWORKS INC., Case No. 00- 18918 (the "Action").

         C. The Parties wish to resolve their dispute, dismiss the Action, and terminate all pre-existing agreements;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree to resolve their dispute as follows:

         1. Promptly after execution of this Agreement, MetCare shall deliver to Broad and Cassel, as Escrow Agent (the "Escrow Agent"), certificates evidencing an aggregate of 58,333 shares of MetCare's restricted common stock registered in CompuBill's name (the "Shares"), as provided for under Rule 144 of the Securities and Exchange Commission (the "SEC"). The Escrow Agent shall hold the Shares and shall release the same from escrow in accordance with the terms of this Agreement.

         2. CompuBill acknowledges that the Shares are being issued to them pursuant to an exemption form the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and until registered under the 1933 Act as hereinafter set forth, their transferability is limited. CompuBill represents and warrants to MetCare that pending such registration the Shares are being acquired for investment purposes and not with a view towards the public distribution thereof.

         3. (a) Within 180 days of the date of this Agreement (the "Effectiveness Deadline") or at the time MetCare, subsequent to the date of execution of this Agreement, applies for registration for any other stockholder, MetCare agrees to prepare, file and use


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                  its best efforts to be caused to be declared effective under the 1933 Act, a registration statement on Form SB-2 or any other available form covering the resale of the Shares by CompuBill. MetCare agrees to keep the Registration Statement current through the satisfaction of MetCare's financial obligations to CompuBill provided for hereunder. MetCare shall bear all costs, fees and expenses involved in the preparation and filing of the Registration Statement.

                  (b) MetCare agrees to indemnify and hold harmless CompuBill, and each of its affiliates, subsidiaries, officers, directors and employees and any broker-dealer employed by CompuBill in connection with the sale of the Shares from and against any and all losses, claims, demands, actions, damages, costs, expenses, or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act or any other statute or at common law or otherwise and to reimburse such persons for any legal or other expenses reasonably incurred by each of them in connection with investigating or defending any actions, whether or not resulting in any liability, arising out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus (as from time to time amended or supplemented), or arising out of or based upon the intentional and/or material omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing indemnity shall not apply where the alleged act or omission arises from information furnished by CompuBill to MetCare in writing expressly for use in connection with the Registration Statement.

         4. (a) After the Registration Statement has been declared effective by the SEC (the "Effective Time"), CompuBill agrees to use its best efforts to sell the Shares from time to time in open market transactions at market prices in accordance with applicable Federal and state securities laws.

                  (b) At the Effective Time, MetCare shall provide the Escrow Agent with a notice, which shall instruct the Escrow Agent to release the Shares to CompuBill's broker for sale pursuant to the Registration Statement. For a period of 120 days after the Effective Time CompuBill agrees not to sell more than 5,000 Shares per week. For purposes of this calculation, CompuBill shall be deemed to have sold such additional shares as to total 5,000 Shares per week irrespective of whether such sale has been made. The Proceeds from such imputed sale shall equal the average of the high and low bid price for the Shares for the trading days in the week in which such sale is deemed to have occurred.

         5. (a) In the event that the Registration Statement is not declared effective by the SEC by the Effectiveness Deadline, MetCare shall immediately pay to CompuBill the greater of (i) $175,000 or (ii) the market value of the Shares as measured by the average of the high and low bid price for the Shares during the ten trading days prior to the Effectiveness Deadline ("Market Value") up to a maximum of $5.50 per Share.


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                  Such sum shall be paid to CompuBill by cashier's check or wire transfer, whereupon the Shares shall be released from escrow by the Escrow Agent and returned to MetCare.

                  (b) In the event that the gross proceeds received by CompuBill from sale of the Shares ("Proceeds") do not aggregate $175,000, then MetCare shall immediately pay to CompuBill a sum equal to $175,000 less the amount of Proceeds received by CompuBill.

                  (c) In the event that the Proceeds received by CompuBill equal or exceeds $175,000 but are less than $320,831, then MetCare shall have deemed to have satisfied its financial obligations to CompuBill under this Agreement.

                  (d) In the event that the Proceeds received by CompuBill from the sale of the Shares exceeds $320,831, then the amount of such excess, shall be remitted within three business days to MetCare, who shall be responsible for the payment of any federal tax that may be due.

         6. In the event that MetCare fails to perform its obligations required by this Agreement, in a timely manner, then CompuBill may apply to the Court, without notice, for a judgment in the amount of $175,000 or Market Value (as defined in paragraph 5) up to a maximum of $5.50 per Share, less any monies paid, plus attorney's fees, costs and interest from the date of this Agreement through the issuance of the judgment.

         7. Contemporaneously with the execution of this Agreement, the Parties are entering into an Agreement for Billing Services (the "Services Agreement"), the terms of which are incorporated herein by reference. Under the Services Agreement, CompuBill has agreed to deliver to MetCare, on a weekly basis, certain "back-up tapes". Should CompuBill fail to do so, then CompuBill shall forfeit 25% of 58,333 Shares and the Escrow Agent shall release those Shares to MetCare. This provision shall terminate at the Effective Time.

         8.       Simultaneously with the execution of this Agreement,

                  (a) the Joint Venture Agreement and the Billing Agreement are hereby terminated and are of no further force and effect; and

                  (b) the Parties will agree to execute and exchange the general releases in the form attached hereto as Exhibit A, which shall be held by the Escrow Agent pending full compliance by the Parties.

         9. MetCare shall pay to CompuBill, within eighteen (18) days of the execution of this Agreement, the sum of $3,000.00 representing a partial payment for attorney's fees incurred by CompuBill. Other than this amount, each Party shall bear responsibility for the payment of their fees and costs.


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         10.      Upon execution of this Agreement, the Parties agree to execute and file a Stipulation of Dismissal of the Action, which stipulation shall provide that the court shall retain jurisdiction to enforce this Settlement Agreement.

         11. Each of the Parties has received independent legal advice as to the nature and obligations of this Agreement, including the documents referred to herein or annexed hereto, and each has been fully informed of its respective legal rights, obligations and liabilities as set forth therein. Each Party has entered into this Agreement freely and voluntarily and of its own free will and accord without any threat or force or duress in any form or nature whatsoever.

         12. Any and all notices or any other communications provided for herein shall be given in writing and shall be effective upon delivery as evidenced by a receipt executed by or for the Party to whom such notice or communication provided for herein is addressed, which delivery shall occur upon facsimile transmission, as evidenced by such facsimile transmission verification report, or upon delivery by certified or registered mail as evidenced by return receipt executed by or for the Party to whom such mail is addressed, or courier service, including, without limitation, United Parcel Service, Federal Express, Airborne Express, or U.S. Postal Service Express Mail, as evidenced by receipt executed by or for the Party to whom such courier package is addressed. Notices shall be given to the following:

As to CompuBill Systems
   Corporation, Inc.                  CompuBill Systems Corporation, Inc.
                                      12000 Biscayne Boulevard, Suite 703
                                      Miami, Florida 33181
                                      Attention: Mr. Daniel Baldor
                                      Telephone: (305) 899-8096
                                      Facsimile: (305) 899-9834

As to Metropolitan Health
   Networks, Inc.                     500 Australian Avenue South, Suite 1000
                                      West Palm Beach, Florida 33401
                                      Attention: Mr. Fred Sternberg
                                      Telephone: (561) 805-8500
                                      Facsimile: (561) 805-8501

         The Parties shall provide notice, in writing, of any changes to the aforesaid noticed addresses.

         13. This Agreement, including the documents referred to herein or attached hereto set forth the entire understandings of the Parties, and supercedes all previous oral and written agreements. This Agreement may not be amended, altered or modified except by written instrument signed by all the Parties.


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         14.      The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         15. In the event that any Party shall be required to enforce this Agreement, or any exhibit hereto, whether or not through litigation, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and costs and expenses in connection with such enforcement or interpretation, including fees, costs and expenses incurred upon any appeal or in any bankruptcy proceeding.

         16. This Agreement may not be assigned, directly, indirectly or by operation of law, without the prior written consent of all of the parties hereto, provided, however, that MetCare may assign this Agreement without consent in connection with any merger, acquisition or consolidation as long as it is assumed by the acquiring entity.

         17. This Agreement has been entered into in the State of Florida, and it is the intention of the Parties that all questions as to performance, interpretation, validity, legal effect and enforceability of this Agreement and the exhibits hereto shall be determined in accordance with the laws of the State of Florida. The Parties hereby further agree that the exclusive venue for any action under this Agreement and the exhibits hereto shall be in the courts of Miami-Dade County, Florida. Such personal jurisdiction is hereby conferred without regard to the actual locus or residence of the parties at the present time, or regardless of any change of residence of any of the parties that may occur hereafter.

         18. This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the respective legal representatives, successors and assigns of the Parties.

         19. The waiver of any Party of a breach of any provision of this Agreement by the other Party shall not operate or be construed as a waiver of any subsequent breach.

         20. This Agreement may be executed in counterparts, each of which shall be deemed an original, but together shall constitute but one and the same Agreement.

         21. Each Party acknowledges that nothing contained in this Agreement shall be construed as an admission of liability by or on behalf of any party.

         22. The Escrow Agent shall not be liable to any of the Parties as a result of its acting or failing to act hereunder, unless such act or failure to act arises from the Escrow Agent's gross negligence or willfulness conduct. In the event the Escrow Agent shall be advised of any dispute between the Parties with respect to the disposition of the Shares, the Escrow Agent shall not be required to make any disposition thereof in the absence of written instruction signed by the Parties or pursuant to a final non-appealable order directing disposition of the Shares by a court having jurisdiction of the Parties. The Escrow


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                  Agent may be relieved of its obligations hereunder at any time upon the appointment of a successor escrow agent satisfactory to all Parties or by depositing the Shares with a court of competent jurisdiction willing to accept same.

         23. The terms and conditions of this Settlement Agreement shall remain confidential to the Parties hereto, except as required by applicable law or as mutually agreed by the Parties in writing, and except that any Party may disclose such information to its respective accountants and attorneys.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    COMPUBILL SYSTEMS CORPORATION

                                    By: /s/ DANIEL BALDOR
                                       ----------------------------------------
                                          Name: Daniel Baldor
                                          Title: President

                                    METROPOLITAN HEALTH NETWORKS INC.

                                    By: /s/ FRED STERNBERG
                                       ----------------------------------------
                                          Name: Fred Sternberg
                                          Title: President

                                    ESCROW AGENT:

                                    BROAD AND CASSEL

                                    By:
                                       ----------------------------------------
                                          Name:
                                          Title:



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                                    EXHIBIT A


                                 GENERAL RELEASE

         The undersigned, a duly authorized officer of Metropolitan Health Networks Inc., a Florida corporation ("MetCare"), hereby executes this General Release on behalf of MetCare as follows:

         MetCare and each of its affiliates, subsidiaries, officers, directors, employees and all other entities that MetCare controls or as to which MetCare has the power to grant a release, hereby release and discharge CompuBill Systems Corporation ("Compuffill") and its respective affiliates, subsidiaries, parents, officers, directors, employees, agents, successors and predecessors from any and all manner of claims, actions, demands, damages, accounts, sums of money, debts, liabilities, promises, obligations, costs and expenses (including but not limited to attorneys' fees or awards of attorneys' fees and/or costs), causes of action or suits, at law or in equity, of whatsoever kind or nature, whether now known or unknown, suspected or unsuspected, that MetCare has or may have had or may have or hereafter shall or may have, by reason of any matter, cause or thing, from the beginning of the world to the date hereof. Notwithstanding the foregoing, nothing in this General Release shall be deemed to release or discharge any of CompuBill's obligations under that certain Settlement Agreement dated September __, 2000 or any claims of MetCare that may arise thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of October 2000.

Signed, sealed and delivered in          Metropolitan Health Networks, Inc.,
the presence of:                         a Florida corporation

                                         By: /s/ FRED STERNBERG
--------------------------                  -----------------------------------
WITNESS                                        Name: Fred Sternberg
                                               Title: President
--------------------------
WITNESS



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STATE OF FLORIDA

COUNTY OF DADE

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, personally appeared Fred Sternberg to be known to be the person described in and who executed the foregoing instrument and he/she acknowledged before me that he/she executed the same.

         WITNESS my hand and official seal in the County of Dade and State of Florida this 24th day of October, 2000.

         SWORN TO AND SUBSCRIBED before me this 24th day of October, 2000 by Fred Sternberg as President of Metropolitan Health Networks, Inc.



                               -----------------------------------------
                               Notary Public, State of Florida

                               Personally Known   FRED STERNBERG
                                                ------------------------

                               Produced Identification  DRIVERS LICENSE
                                                       -----------------

                               Type:
                                    ------------------------------------




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                                 GENERAL RELEASE

         The undersigned, a duly authorized officer of CompuBill Systems Corporation, Inc., a Florida corporation ("CompuBill"), hereby executes this General Release on behalf of CompuBill as follows:

         CompuBill and each of its affiliates, subsidiaries, officers, directors, employees and all other entities that CompuBill controls or as to which CompuBill has the power to grant a release, hereby release and discharge Metropolitan Health Networks Inc. ("MetCare") and its respective affiliates, subsidiaries, officers, directors, employees, agents, successors and predecessors from any and all manner of claims, actions, demands, damages, accounts, sums of money, debts, liabilities, promises, obligations, costs and expenses (including but not limited to attorneys' fees or awards of attorneys' fees and/or costs), causes of action or suits, at law or in equity, of whatsoever kind or nature, whether now known or unknown, suspected or unsuspected, that CompuBill has or may have had or may have or hereafter shall or may have, by reason of any matter, cause or thing, from the beginning of the world to the date hereof. Notwithstanding the foregoing, nothing in this General Release shall be deemed to release or discharge any of MetCare's obligations under that certain Settlement Agreement dated October 24, 2000 or any claims of CompuBill that may arise thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of October, 2000.

Signed, sealed and delivered in         CompuBill Systems Corporation, Inc.,
the presence of:                        a Florida corporation

                                        By: /s/ DANIEL BALDOR
--------------------------                 ------------------------------------
WITNESS                                       Name: Daniel Baldor
                                              Title: President

--------------------------
WITNESS



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STATE OF FLORIDA

COUNTY OF DADE

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Daniel Baldor to be known to be the person described in and who executed the foregoing instrument and he/she acknowledged before me that he/she executed the same.

         WITNESS my hand and official seal in the County of Dade and State of Florida this 27th day of October, 2000.

         SWORN TO AND SUBSCRIBED before me this 27th day of October, 2000 by Daniel Baldor as President of CompuBill Systems Corporation, Inc.



                                        ---------------------------------------
                                        Notary Public, State of Florida

                                        Personally Known           X
                                                         ----------------------

                                        Produced Identification
                                                                ---------------

                                        Type:
                                             ----------------------------------